Exhibit 99.1

Kaleyra Warrants to Begin Trading on the NYSE American Stock Exchange

under the Ticker “KLR WS” on December 2, 2019

Palo Alto, Calif., USA and Milan, Italy – November 29, 2019—Kaleyra, Inc. (f/k/a GigCapital, Inc.) (NYSE: KLR) (“Kaleyra” or the “Company”), a rapidly growing cloud communications software provider delivering secure application programming interfaces (APIs) and connectivity solutions in the API/Communications Platform as a Service (CPaaS) market, today announced that as part of the closing of the combination between GigCapital, Inc. and Kaleyra S.p.A., the Company’s warrants have ceased trading on the NYSE, and will begin trading effective December 2, 2019 on the NYSE American stock exchange, under the ticker symbol “KLR WS”, where they are being listed for trading. The Company’s common stock currently trades on the NYSE American stock exchange under the ticker symbol “KLR”.

About Kaleyra

Kaleyra, Inc. (NYSE American: KLR) is a global group providing mobile communication services for financial institutions and enterprises of all sizes worldwide. Through its proprietary platform, Kaleyra manages multi-channel integrated communication services on a global scale, comprising of messages, push notifications, e-mail, instant messaging, voice services and chatbots. Kaleyra’s technology today makes it possible to safely and securely manage billions of messages monthly with a reach to hundreds of MNOs and over 190 countries. For more information: https://www.kaleyra.com/.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of U.S. federal securities laws. Such forward-looking statements include, but are not limited to, statements regarding the expectations, hopes, beliefs, intentions, plans, prospects or strategies regarding the business combination and future business plans of Kaleyra’s management team. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this press release are based on certain assumptions and analyses made by the management of Kaleyra in light of their respective experience and perception of historical trends, current conditions and expected future developments and their potential effects on Kaleyra as well as other factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting Kaleyra will be those anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including the ability of Kaleyra to meet the NYSE American listing standards, and that Kaleyra will have sufficient capital to operate as anticipated. Should one or more of these risks or uncertainties materialize, or should any of the assumptions being made prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Kaleyra Contacts:

(Media)

Marco Lastrico

Barabino & Partners USA, LLC

+1 212 308 8710

m.lastrico@barabinousa.com

(Investors)

Darrow Associates, Inc.

Alison Ziegler

+1 (201) 220-2678

Jim Fanucchi

+1 (408) 404-5400

ir@kaleyra.com